Exhibit 10.2
Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 1, 2011, and is made by and among ARMSTRONG COAL COMPANY, INC., a Delaware corporation, ARMSTRONG LAND COMPANY, LLC, a Delaware limited liability company, WESTERN MINERAL DEVELOPMENT, LLC, a Delaware limited liability company, WESTERN DIAMOND LLC, a Nevada limited liability company, WESTERN LAND COMPANY, LLC, a Kentucky limited liability company, and ELK CREEK, L.P., a Delaware limited partnership (each a “Borrower” and collectively, the “Borrowers”), the GUARANTORS PARTY HERETO (individually a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 9, 2011 (the “Credit Agreement”);
     WHEREAS, the Loan Parties desire to conduct certain equity offerings (as described below) and, to facilitate such offerings, will (a) change the name of Armstrong Energy, Inc. to Armstrong Holdings, Inc. (“AH”); (b) convert Armstrong Land Company, LLC from a limited liability company to a corporation, and in connection therewith, change the name of Armstrong Land Company, LLC to Armstrong Energy, Inc. (“AE”) and issue stock from the resulting corporation in exchange for the prior membership interests of Armstrong Land Company, LLC (such actions are collectively referred to as the “2011 Conversion”); and (c) merge Armstrong Resources Holdings, LLC into AH;
     WHEREAS, AE may sell additional equity in AE pursuant to private placement(s) (the “AE Equity Offering”);
     WHEREAS, Elk Creek L.P. may sell additional equity in Elk Creek L.P. pursuant to private placement(s) (the “Elk Creek Equity Offering”);
     WHEREAS, to permit the foregoing transactions and to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Lenders agree to various amendments as set forth herein, and the Lenders have agreed to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

     1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendments to Credit Agreement.
          (a) Amended Definitions. The following definitions are hereby amended and restated as follows:
                    “Fixed Charge Coverage Ratio shall mean the ratio of (a) Consolidated EBIT to (b) Fixed Charges.”
          (b) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:
                    “2011 Conversion shall mean the conversion of Armstrong Land Company, LLC from a limited liability company to a corporation, as permitted by the First Amendment.”
                    “AE Equity Offering shall mean the issuance of equity out of Armstrong Energy, Inc. pursuant to a private placement(s), as permitted by the First Amendment.”
                    “Auditor’s Report shall have the meaning ascribed to such term in Section 8.3.2 [Annual Financial Statements].”
                    “Consolidated EBIT for any period of determination shall mean Consolidated EBITDA less depreciation, depletion and amortization.”
                    “Elk Creek Equity Offering shall mean the issuance of equity out of Elk Creek L.P. pursuant to a private placement(s), as permitted by the First Amendment.”
                    “First Amendment shall mean that certain First Amendment to this Agreement dated as of July 1, 2011.”
                    “First Amendment Effective Date shall mean July 1, 2011.”
          (c) Amendment to Schedule 1.1(A) to the Credit Agreement [Pricing Grid] of the Credit Agreement. Schedule 1.1(A) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1(A) to this Amendment and any change in pricing shall be effective as of the First Amendment Effective Date.
          (d) Updated Schedule 1.1(R) to the Credit Agreement. Schedule 1.1(R) to the Credit Agreement is hereby deleted in its entirety and replaced with the corresponding Schedule attached to and made part of this Amendment.
          (e) Amendment to Section 3.2 of the Credit Agreement [Nature of Term Lenders’ Obligations with Respect to Term Loans; Repayment Terms]. Section 3.2 is hereby amended and restated as follows:

                    “3.2 Nature of Term Lenders’ Obligations with Respect to Term Loans; Repayment Terms. The obligations of each Term Lender to make Term Loans to the Term Borrowers shall be in the proportion that such Term Lender’s Term Loan Commitment bears to the Term Loan Commitments of all Term Lenders to the Term Borrowers, but each Term Lender’s Term Loan to the Term Borrowers shall never exceed its Term Loan Commitment. The failure of any Term Lender to make a Term Loan shall not relieve any other Term Lender of its obligations to make a Term Loan nor shall it impose any additional liability on any other Term Lender hereunder. The Term Lenders shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments, and the Term Borrowers shall not have the right to borrow, repay and reborrow under Section 3.1 [Term Loan Commitments]. Principal on the Term Loans shall be paid quarterly on each Payment Date, commencing January 1, 2012, in a principal amount equal to 5.0% of the outstanding principal balance of the Term Loans as of December 31, 2011 with the entire remaining principal balance and any outstanding interest payable on the Maturity Date, unless otherwise accelerated pursuant to the terms of this Agreement.”
     (f) Amendment to Section 5.7.4 of the Credit Agreement [Issuance of Equity]. Section 5.7.4 is hereby amended and restated as follows:
                    “5.7.4 Issuance of Equity. Within five (5) Business Days of any issuance or sale of equity by any Borrower (other than issuances pursuant to subsection (a), (b) and (c) of Section 8.2.12 [Issuance of Stock] of this Agreement), the Borrowers shall make a mandatory prepayment of principal on the Term Loans equal to the Net Cash Proceeds, together with accrued interest on such principal amount. Notwithstanding the foregoing, the mandatory prepayment of principal on the Term Loans with respect to the Net Cash Proceeds obtained in connection with any AE Equity Offering or Elk Creek Equity Offering occurring prior to December 31, 2011 shall be equal to the higher of (i) all Net Cash Proceeds up to $40,000,000 in the aggregate, or (ii) 50% of such Net Cash Proceeds in the aggregate. All prepayments pursuant to this Section 5.7.4 shall be applied to payment in full of the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities.”
     (g) Amendment to Section 8.1.11(ii) of the Credit Agreement [Collateral and Additional Collateral (Including As-Extracted Collateral); Execution and Delivery of Additional and Ancillary Security Documents]. The first sentence of Section 8.1.11(ii) is hereby amended and restated as follows:
                    “(ii) Without limiting the generality of the foregoing, each applicable Loan Party which owns or leases any real property shall execute and deliver any and all Mortgages substantially in the form of Exhibit 1.1(M) hereof, other Mortgages, deeds of trust, assignments, pledges, security interests, financing statements and additional documents and agreements relating thereto and Ancillary Security Documents reasonably requested by the Agent to grant a first priority Lien (subject only to Permitted Liens), and with respect to any leased Real Property, any lessor consents that the Administrative Agent reasonably requests, in such Loan Party’s interest in such real property in favor of the Administrative Agent, for the ratable benefit of the

Lenders, as security for the Obligations; provided that, with respect to any real estate (whether fee or leasehold) acquired after the Closing Date, such Mortgages and other documents and instruments shall be executed and delivered (a) within thirty (30) days after the First Amendment Effective Date, for those properties acquired prior to the date of the First Amendment and (b) within thirty (30) days after the end of each fiscal quarter, for properties acquired by the Loan Parties during such fiscal quarter.”
     All other provisions in Section 8.1.11(ii) shall remain unchanged.
     (h) Amendment to Section 8.2.12 of the Credit Agreement [Issuance of Stock]. Section 8.2.12 is hereby amended and restated in its entirety as follows:
                    “8.2.12 Issuance of Stock. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, issue any additional shares of its capital stock, membership interests, partnership interests or any options, warrants or other rights in respect thereof, except (a) in connection with compensation, benefit plans or incentive plans for employees or officers, (b) issuances of stock or interests in Loan Parties to other Loan Parties; (c) in connection with: (i) the exchange of equity interests in Armstrong Land Company, LLC or Elk Creek, L.P. for the minority equity interests held as of the Closing Date in Armstrong Resources Holdings, LLC, Armstrong Land Company, LLC and Armstrong Energy, Inc; or (ii) the purchase of additional equity by the Yorktown Parties or other existing owners of Armstrong Land Company, LLC or Elk Creek L.P.; (d) the conversion of membership interests into capital stock in connection with the 2011 Conversion or (e) the sale of equity in AE and Elk Creek, L.P. in connection with the AE Equity Offerings or Elk Creek Equity Offerings, respectively.”
     (i) Amendment to Section 8.2.14 of the Credit Agreement [Minimum Fixed Charge Coverage Ratio]. Section 8.2.14 is hereby amended and restated in its entirety as follows:
                    “8.2.14 Minimum Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio of the Loan Parties, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than (a) 1.05 to 1.00 for the fiscal quarter ending March 31, 2012 through the fiscal quarter ending December 31, 2012, and (b) 1.25 to 1.00 for the fiscal quarter ending March 31, 2013 and each fiscal quarter thereafter.”
     (j) Amendment to Section 8.2.15 of the Credit Agreement [Maximum Leverage Ratio]. Section 8.2.15 is hereby amended and restated in its entirety as follows:

                    “8.2.15 Maximum Leverage Ratio. The Loan Parties shall not at any time permit the Leverage Ratio of the Loan Parties to exceed the ratio set forth below for the periods specified below:

Fiscal Quarter Ending	Maximum Ratio
June 30, 2011	5.00 to 1.00
September 30, 2011*	4.75 to 1.00
December 31, 2011	3.50 to 1.00
March 31, 2012	3.25 to 1.00
June 30, 2012	2.75 to 1.00
September 30, 2012	2.75 to 1.00
December 31, 2012 and each fiscal quarter thereafter	2.50 to 1.00

*	Notwithstanding the above, the maximum permitted Leverage Ratio as tested on September 30, 2011 shall be reduced by 0.25 for every $10,000,000 of Net Cash Proceeds received from AE Equity Offerings and Elk Creek Equity Offerings occurring prior to December 31, 2011 but in no event will such Leverage Ratio be reduced to less than 3.50 to 1.00.”
          (k) Amendment to Section 8.2.16 of the Credit Agreement [Minimum Consolidated EBITDA]. Section 8.2.16 is hereby amended and restated in its entirety as follows:
     “8.2.16 Minimum Consolidated EBITDA. The Loan Parties shall not at any time permit Consolidated EBITDA of the Loan Parties to be less than the following amounts during the following periods:

Period	Minimum Amount
June 30, 2011 for the two fiscal quarters then ending	$14,000,000
September 30, 2011 for the three fiscal quarters then ending	$27,500,000
December 31, 2011 for the four fiscal quarters then ending	$40,000,000

     (l) Amendment to Section 8.3.1 [Monthly Financial Statements] and Section 8.3.2 [Annual Financial Statements] of the Credit Agreement. Sections 8.3.1 and 8.3.2 are hereby amended and restated in their entirety as follows:
                    “8.3.1 Monthly Financial Statements. As soon as available and in any event within thirty (30) calendar days after the end of each of each calendar month, (i) financial statements of the Loan Parties, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income, stockholders’ equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, or (ii) in lieu of the foregoing, upon the occurrence of the AE Equity Offering and the Elk Creek Equity Offering (in which case the monthly financial statements will no longer be provided for all Loan Parties on a consolidated basis), (1) financial statements of Armstrong Energy, Inc. and its Subsidiaries, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income, stockholders’ equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; (2) financial statements of Elk Creek L.P. and its Subsidiaries, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income, stockholders’ equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; and (3) combined financial statements of Armstrong Energy, Inc. and its Subsidiaries and Elk Creek L.P. and its Subsidiaries, consisting of combined balance sheet of Armstrong Energy, Inc. and its Subsidiaries and Elk Creek L.P. and its Subsidiaries as of the end of such month and related combined statements of income, stockholders’ equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; provided that there shall be separate columns (all in reasonable detail, certified by the authorized officers subject to normal year-end audit adjustments and presented in a similar fashion as if the financial statements were audited) for (w) Armstrong Energy, Inc. and its Subsidiaries, (x) Elk Creek L.P. and its Subsidiaries, (y) affiliate elimination entries and (z) a column representing the combined sum of items (w) and (x) taking into account the affiliate elimination entries described in item (y), above.

                    8.3.2 Annual Financial Statements. As soon as available and in any event within 135 days of the end of the 2010 fiscal year and 120 days after the end of each fiscal year thereafter of the Loan Parties, (i) financial statements of each Loan Party consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, with respect to the consolidated financial statements, certified by Ernst & Young or another independent certified public accountants reasonably satisfactory to the Administrative Agent and delivered together with any management letters of such accountants addressed to any Borrower. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents or (ii) in lieu of the foregoing, upon the occurrence of the AE Equity Offering and the Elk Creek Equity Offering (in which case the annual financial statements will no longer be audited for all Loan Parties on a consolidated basis), (1) financial statements of Armstrong Energy, Inc. and its Subsidiaries consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, and, with respect to the consolidated financial statements, certified by Ernst & Young or another independent certified public accountants reasonably satisfactory to the Administrative Agent and delivered together with any management letters of such accountants addressed to any Borrower; (2) financial statements of Elk Creek L.P. and its Subsidiaries consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, and, with respect to the consolidated financial statements, certified by Ernst & Young or another independent certified public accountants reasonably satisfactory to the Administrative Agent and delivered together with any management letters of such accountants addressed to any Borrower (and such certificate or report of accountants referred to in item (1) and (2), above, shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents); and (3) combined financial statements of Armstrong Energy, Inc. and its Subsidiaries and Elk Creek L.P. and its Subsidiaries, consisting of combined balance sheet of Armstrong Energy, Inc. and its Subsidiaries and Elk Creek L.P. and its Subsidiariesas, of the end of such fiscal year, and related combined statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year; provided that there shall be separate columns (all in reasonable detail, certified by the authorized officers subject to normal year-end audit adjustments and presented in a similar fashion as if the financial statements were audited) for (w) Armstrong Energy, Inc. and its Subsidiaries, (x) Elk Creek L.P. and its Subsidiaries, (y) affiliate elimination entries and (z) a column representing the combined sum of items (w) and (x) taking into account the affiliate elimination entries described in item (y), above; provided further that the Loan Parties shall be required to deliver a formal auditor’s report in connection with the combined financial statements in form and substance acceptable to the Administrative Agent, to be performed by an independent auditor acceptable to the Administrative Agent (the “Auditor’s Report”). The Auditor’s Report shall set forth the agreed upon procedures, acceptable in to the Administrative Agent, and the type and extent of such agreed upon procedures performed shall be acceptable to the Administrative Agent.”
     (m) Amendment to Section 9.1.10 of the Credit Agreement [Change of Control]. Section 9.1.10 is hereby amended and restated in its entirety as follows:
                    “9.1.10 Change of Control. (i) The Yorktown Parties shall fail to own, directly or indirectly, at least 51% of the voting capital stock, partnership interests and/or member interests in each of the Borrowers; or (ii) to the extent managed by a board of directors or managers, within a period of twelve (12) consecutive calendar months, individuals who were directors or managers of any Borrower on the first day of such period shall cease to constitute a majority of the board of directors or board of managers of such Borrowers (except in connection with the AE Equity Offerings or Elk Creek Equity Offerings occuring on or before December 31, 2011).”
     3. Certain Corporate Changes. The Credit Agreement shall be amended as follows:
          (i) Upon Armstrong Energy, Inc. changing its name to Armstrong Holdings, Inc., all references in the Credit Agreement which originally referred to “Armstrong Energy, Inc.” shall hereafter refer to “Armstrong Holdings, Inc.”; and
          (ii) Upon Armstrong Land Company, LLC. changing its name to Armstrong Energy, Inc., all references in the Credit Agreement which originally referred to “Armstrong Land Company, LLC” or “Armstrong Land” shall hereafter refer to “Armstrong Energy, Inc.”
     4. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:
          (a) Execution and Delivery of this Amendment. The Borrowers, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.
          (b) Officer’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an Authorized Officer certifying that (w) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, (x) the Loan Parties are in compliance with each of the covenants and conditions hereunder, and (y) no Event of Default or Potential Default exists.
     (c) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or Authorized Officer of each Loan Party, certifying as appropriate as to:
     (i) all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;
     (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
     (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Loan Party in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.
     (d) Opinions of Counsel. There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of counsel for the Loan Parties, dated the First Amendment Date, and in form and substance satisfactory to the Administrative Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Administrative Agent may reasonably request.
     (e) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Administrative Agent and the Lenders that by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment and the transactions contemplated herein:
     (i) no Material Adverse Change shall have occurred with respect to the Borrowers or any of the Loan Parties since the Closing Date of the Credit Agreement;

     (ii) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrowers or Guarantors as a result of any of the transactions contemplated herein; and
     (iii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.
     (f) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.
     (g) Fees. The Borrowers shall have paid to the Administrative Agent any reasonable fees due and payable to the Administrative Agent and the Lenders in connection with this Amendment.
     5. Miscellaneous.
     (a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Amendment.
     (b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.
     (c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.
     (d) Incorporation into Credit Agreement. This Amendment (including all Schedules and Exhibits) shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
     (e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.
     (f) Payment of Fees and Expenses. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, any mortgage recording fees and mortgage or recording taxes, and all other documents or instruments to be delivered in connection herewith.
          (g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.
REVOLVER AND TERM BORROWER:

ARMSTRONG COAL COMPANY, INC.
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President

                         REVOLVER BORROWER AND TERM GUARANTOR:

ARMSTRONG LAND COMPANY, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

                            TERM BORROWERS AND REVOLVER GUARANTORS

WESTERN MINERAL DEVELOPMENT, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WESTERN DIAMOND LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

WESTERN LAND COMPANY, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

ELK CREEK L.P.
By:	ELK CREEK GP, LLC, as General Partner

By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

REVOLVER AND TERM GUARANTORS:

ARMSTRONG ENERGY, INC.
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

ARMSTRONG RESOURCES HOLDINGS, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK GP, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING GP, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING, L.P.
By:	Elk Creek Operating GP, LLC, as General Partner

By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

CERALVO HOLDINGS, LLC
By:	: /s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Dale A. Stein
	Name:	Dale A. Stein
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Ronald M. Calhoun
	Name:	Ronald M. Calhoun
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A.
By:	/s/ Yangling Joanne Si
	Name:	Yangling Joanne Si
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK
By:	/s/ C. Forrest Tefft
	Name:	C. Forrest Tefft
	Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK
By:	/s/ John Holland
	Name:	John Holland
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB
By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

SCHEDULE 1.1(A)
PRICING GRID—
VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

		Letter of Credit	Base Rate	LIBOR Rate
Level	Leverage Ratio	Fee	Spread	Spread
I	Greater than or equal to 4.0 to 1.0	4.75%	3.75%	4.75%

II	Greater than or equal to 3.0 to 1.0 but less than 4.0 to 1.0	4.25%	3.25%	4.25%

III	Greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0	3.75%	2.75%	3.75%

IV	Greater than or equal to 2.0 to 1.0 but less than 2.5 to 1.0	3.50%	2.50%	3.50%

V	Greater than or equal to 1.5 to 1.0 but less than 2.0 to 1.0	3.25%	2.25%	3.25%

VI	Less than 1.5 to 1.0	3.00%	2.00%	3.00%
     For purposes of determining the Applicable Margin and the Applicable Letter of Credit Fee Rate:
     (a) The Applicable Margin and the Applicable Letter of Credit Fee Rate shall be set on the First Amendment Effective Date to the fees and spreads associated with “Level I” pricing and shall remain at such level until the earlier of (i) the delivery of a pro forma Compliance Certificate evidencing the Net Cash Proceeds obtained from the AE Equity Offerings and Elk Creek Equity Offerings, or (ii) the Compliance Certificate for the fiscal quarter ending September 30, 2011.
     (b) The Applicable Margin and the Applicable Letter of Credit Fee Rate shall be recomputed on the earlier of (i) the delivery of a pro forma Compliance Certificate evidencing the Net Cash Proceeds obtained from the AE Equity Offerings and Elk Creek Equity Offerings, or (ii) the Compliance Certificate for the fiscal quarter ending September 30, 2011, and for each fiscal quarter thereafter based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3 [Certificate of Borrowers]. If a Compliance Certificate is not delivered when due in accordance with such Section 8.3.3 , then the rates in Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

     (c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrowers or for any other reason, the Borrowers or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrowers as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 4.3 [Interest After Default] or 9 [Default]. The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

Schedule 1.1(R)
Real Property
ALCOA
(Webster and Union County)
I. Lessee — Coal/Surface Mining Rights: Armstrong Coal Company, Inc.: (i) #6 seam of coal; (ii) all coal lying above #6; and (iii) right to enter in, on and under the real estate to mine and remove coal via underground mining, all of which being 20,000 acres of coal and 1,500 acres of surface (per Coal Mining Lease from Alcoa Fuels, Inc., dated October 27, 2010, a short form of which is of record in Miscellaneous Book 151, Page 260, in the Office of the Clerk of Webster County, Kentucky and in Deed Book 343, Page 20, in the Office of the Clerk of Union County, Kentucky).
ARMSTRONG DOCK (a/k/a Smallhouse Dock)
(Ohio County)
I. Owner — Surface/Plant/Facilities/Improvements: Western Land Company, LLC: 873 acres of surface, together with all equipment, fixtures, plants, facilities, improvements, etc. (per Deed to Western Land Company, LLC from Point Pleasant Dock Company, LLC, Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC, dated December 27, 2006, recorded in DB 365, p. 375).
II. Lessee: Armstrong Coal Company, Inc. pursuant to Surface Property Lease from the above- referenced owner dated January 1, 2007, a short form of which will be recorded.
BIG RUN — EAST FORK (KRONOS/WARDEN) -LEWIS
CREEK — MIDWAY (PART)
(Ohio County)
I. Owners — Surface/Surface and Coal Mining Rights: Western Diamond LLC and Western Mineral Development, LLC: (i) 505 acres in Big Run Underground Area; (ii) 1,354 acres in Lewis Creek Surface Area; (iii) 156.0 acres in East Fork — Kronos Surface Area; and (iv) 112 acres and an undivided 9/10th interest in an additional 87 acres in East Fork — Warden #14 Area (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC to Western Diamond LLC, dated May 31, 2007, recorded in DB 368, p. 17, as corrected by Deed of Correction dated September 11, 2007, recorded in DB 369, p. 759 and Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Owners — Coal: Western Diamond LLC and Western Mineral Development, LLC: (i) 8,289 acres of #9 seam coal only, and partial interest in additional 413 acres of #9 seam coal, all in Big Run #9 Underground Area; (ii) 1,495 acres and a partial interest in an additional 159 acres of all coal lying above #9 seam in Lewis Creek Area; (iii) 484 acres of coal lying above #9 seam in East Fork — Kronos area; (iv) 174 acres of coal lying above #9 seam in East Fork Warden #14

Area; and (v) 6,575 acres and a partial interest in an additional 413 acres of #8 seam coal in Midway #8 Underground Area (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC to Western Diamond LLC, dated May 31, 2007, recorded in DB 368, p. 17, as corrected by Deed of Correction dated September 11, 2007, recorded in DB 369, p. 759 and Special Warranty Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above-referenced owners dated February 9, 2011.
CENTERTOWN (a/k/a Austin Shop & Acreage)
(Ohio County)
I. Owner: Surface/Plant/Facilities/Improvements: Western Land Company, LLC: 208.04 acres of surface, together with all equipment, fixtures, plants, facilities, improvements, etc. (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC to Western Land Company, LLC, dated October 19, 2007, recorded in DB 371, p. 28), LESS AND EXCEPT approx. 1 acre conveyed to City of Centertown by Deed dated December 12, 2008, of record in Deed Book 380, Page 233; and approx. 35 acres conveyed to Joseph Michael Roe and Sara Kelly Roe by unrecorded Deed dated April 4, 2008, to be recorded.
II. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above-referenced owner dated February 9,2011.
ELK CREEK
(Ohio County)
I. Owner — Surface/Coal: Ceralvo Holdings, LLC: (i) 415 acres of surface and surface and coal mining rights appurtenant thereto; (ii) entire interest in 18,153.5 acres of #9 seam coal; and (ii) partial interest in 673.5 acres #9 coal (per Deed from Cypress Creek Land Resources, LLC & Cyprus Creek Land Company, dated March 31, 2008, recorded in DB 373, p. 262).
II. Lessee — Coal: Ceralvo Holdings, LLC: #9 coal seam under 401.5 acres which is leased by Assignor pursuant to “Danks/Ray Coal Lease” dated August 25, 1972 and recorded in DB 200, p. 215 (per Assignment and Assumption of Mineral Leasehold Estate (Danks and Ray #9 Only) from Cypress Creek Land Resources, LLC, dated March 31, 2008, recorded in DB 373, p. 199).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owner and lessee dated February 9, 2011.
EQUALITY BOOT
(Ohio County)

I. Owners — Surface/Facilities/Coal Mining Rights/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 2,163 acres of surface, surface facilities and surface and coal mining rights; and all oil and gas interest aforesaid surface tract (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company to Western Land Company, LLC, dated December 12, 2006, recorded in DB 365, p. 36 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Owners — Coal/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 2,923 acres owned coal and undivided 1/2 interest in 225 acres in surface mineable coal lying above #9 seam and all coal and coal mining rights associated therewith (except for all coal below the top of #9 seam); and (ii) all oil and gas interest aforesaid coal tracts (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company to Western Land Company, LLC, dated December 12, 2006, recorded in DB 365, p. 36 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessees — Surface/Coal Mining Rights: Western Land Company, LLC and Western Mineral Development, LLC: (i) 423.1 acres of surface tracts; (ii) undivided 1/2 interest in 152.1 acres of surface mineable coal tracts and coal mining rights and privileges, but only with respect to all coal above #9 coal (except for all coal lying below the top of #9), and all oil and gas interests, if any which is leased by Assignor pursuant to “Barnard” lease dated June 17, 1994, a short form of which is recorded in DB 292, p. 697 (per Partial Assignment and Assumption of Surface and Mineral Leasehold Estate (Barnard Surface Area and Coal Above #9 Seam) from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated December 12, 2006, recorded in DB 365, p. 57 and Assignment of Partial Lease Interest from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
IV. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owners and lessees dated February 9, 2011.
FISH & WILDLIFE
(Ohio County)
I. Owner — Easement for Surface Mining: Western Diamond LLC: easement to conduct surface mining on 3,000 acres in Ohio County (per Deed of Easement from Central States Coal Reserves of Kentucky, LLC (“Central States”) and Beaver Dam Coal Company to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 360).
II. Owners — Surface/Coal/Oil, Gas & Other Minerals: Western Diamond LLC and Western Mineral Development, LLC: all coal, oil, gas, other minerals and surface property owned, leased or otherwise held and controlled by Central States and Beaver Dam Coal Company located in Ohio County, Kentucky which Central States and/or Beaver Dam Coal Company acquired pursuant to specifically listed source deeds, subject to (i) prior selloffs to the Department of Fish & Wildlife Resources; and (ii) the remaining 4,000 acres of surface mining operations reserved by Central States and Beaver Dam Coal Company for their operations in Muhlenberg County (per Deed from Central States and Beaver Dam Coal Company to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 369 and Special Warranty Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above-referenced owners dated February 9, 2011.
JACOB’S CREEK — SUNNYSIDE (Part) — HILLSIDE -CYPRESS
CREEK — NELSON CREEK “B”
(Muhlenberg County)
I. Owners — Surface/Surface and Coal Mining Rights: Western Diamond LLC and Western Mineral Development, LLC: (i) 197 acres surface and surface and coal mining rights in the Jacob’s Creek/Drakesboro Area; and (ii) 399 acres surface and surface and coal mining rights in the Sunnyside Area (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Diamond LLC, dated effective May 31, 2007, recorded in DB 528, p. 284, as confirmed by Deed of Confirmation dated September 30, 2007, recorded in DB 531, p. 205 and Special Warranty Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Owners — Coal: Western Diamond LLC and Western Mineral Development, LLC: (i) 3,311 acres of all seams of owned coal in Jacob’s Creek/Drakesboro Area; (ii) 836 acres of owned coal lying below #9 seam in Jacob’s Creek/Drakesboro Area; (iii) 333 acres of owned coal in Hillside Area; (iv) 107 acres owned coal lying above #9 seam in Cypress Creek Coal Area; (v) 212 acres owned coal lying above #9 seam in Nelson Creek “B” Area; and (vi) 399 acres owned coal above #9 seam and a partial interest in an additional 2,142 acres of coal above #9 seam, all in Sunnyside Area (per Deed from Central States Coal Reserves of Kentucky, LLC, dated effective May 31, 2007, recorded in DB 528, p. 284, as confirmed by Deed of Confirmation dated September 30, 2007, recorded in DB 531, p. 205 and Special Warranty Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Owner — Easement for Surface Mining: Western Diamond LLC: easement to conduct surface mining on 1,828 acres in Muhlenberg County (per Deed of Easement from Central States Coal Reserves of Kentucky, LLC to Western Diamond LLC, dated May 31, 2007, recorded in DB 528, p. 344).
IV. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Sublease from the above-referenced owners dated February 9, 2011.
McHENRY RAILROAD SPUR AND CHURCH OF GOD PROPERTY

(Ohio County)
I. Owners — Fee Simple: Western Land Company, LLC and Western Diamond LLC: fee simple interest into real property referred to as the McHenry Railroad Spur (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC, dated May 31, 2007, recorded in DB 368, p. 106).
II. Owner — Fee Simple: Western Land Company, LLC: Property on the old Hartford and Rockport Road about two miles west of McHenry (per Deed from Church of God of Prophecy, dated February 14, 2008, recorded in Deed Book 372, Page 660).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above- referenced owners dated February 9, 2011.
NELSON CREEK (PART) — SUNNYSIDE (PART)
(Muhlenberg County)
I. Lessees — Coal: Western Diamond LLC and Western Mineral Development, LLC: 358 acres of coal above #9 seam in Rogers Nelson Creek “B” Area which is leased by Assignor pursuant to “1947 Mineral Lease” dated December 4, 1947, recorded in DB 164, p. 525 (per Partial Assignment and Assumption of Mineral Leasehold Estate from Central States Coal Reserves of Kentucky, LLC, dated May 31, 2007, recorded in DB 528, p. 320 and Assignment of Partial Lease Interest from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Lessees — Coal: Western Diamond LLC and Western Mineral Development, LLC: undivided 1/2 interest in 2,142 acres of coal lying above #9 seam in the Sunnyside (“Duncan”) Area, which is leased by Assignor pursuant to an Indenture dated June 10, 1967 from Kentucky Trust Company of Louisville, Trustee, as lessor, and Sentry Royalty Company as lessee, recorded in DB 258, p. 488 (per Partial Assignment and Assumption of Mineral Leasehold Estate from Central States Coal Reserves of Kentucky, LLC to Western Diamond LLC, dated May 31, 2007, recorded in DB 528, p. 330 and Assignment of Partial Lease Interest from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Sublease from the above-referenced owners dated February 9, 2011.
PARKWAY (Part)
(Muhlenberg County)
I. Owners — Surface/Facilities/Mining Rights/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 661.54 acres of surface, surface facilities, and surface and coal mining rights; and (ii) any oil and gas underlying any of the surface tracts (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated December 12, 2006, recorded in DB 524, p. 505 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Owners — Coal/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 298 acres of #9 seam coal (except for coal lying above and below #9 seam); and (ii) any oil and gas underlying any of the coal tracts (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated December 12, 2006, recorded in DB 524, p. 505 and Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessees — Coal: Western Land Company, LLC and Western Mineral Development, LLC: deep #9 coal south of Western Kentucky Parkway which is leased by Assignor pursuant to “1947 Mineral Lease” dated December 4, 1947, recorded in DB 164, p. 525 (per Partial Assignment and Assumption of Mineral Leasehold Estate (Deep #9 Coal) from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated December 12, 2006, recorded in DB 524, p. 523, as amended and restated by instrument dated April 17, 2007 and recorded in DB 527, p. 186 and Assignment of Partial Lease Interest from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
IV. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owners and lessees dated February 9, 2011.
ROCKPORT (Part)
(Ohio County)
I. Owner - Coal: Western Diamond LLC: (i) #8 seam of coal; and (ii) two tracts of all seams of coal lying above #9 seam (per Deed from Beaver Dam Coal Company, LLC to Western Diamond LLC, dated October 19, 2007, recorded in DB 371, p. 40).
II. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above-referenced owner dated February 9, 2011.
ROCKPORT (Part) — LEWIS CREEK (Part) (Ohio County)
I. Owners — Coal: Western Diamond LLC and Western Mineral Development, LLC: all #9 seam of coal (no acreage specified) (per Deed from Beaver Dam Coal Company, LLC to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 393 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9,2011).

II. Owners — Surface/Coal Mining Rights: Western Diamond LLC and Western Mineral Development, LLC: 256 acres of surface, surface facilities and coal mining rights (per Deed from Beaver Dam Coal Company to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 403 and Special Warranty Deed from Western Diamond LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease from the above- referenced owners dated February 9, 2011.
TERTELING LEASE AND HIGHVIEW
(Ohio County)
I. Owner — Surface/Facilities/Coal Mining Rights (Highview): Western Diamond LLC: 179.5 acres of surface, surface facilities and coal mining rights (per Deed from Central States Coal Reserves of Kentucky, LLC and Beaver Dam Coal Company, LLC to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 414).
II. Lessee — Coal/Surface: Western Diamond LLC: all coal and coal mining rights and privileges and surface and other interests in property Lying east of Bull Run and west of Kentucky Highway 269 which is leased by Assignor pursuant to “Terteling” lease dated May 10, 1957, a short form of which is recorded in DB 133, p. 9 (per Partial Assignment of Coal Mining Lease from Central States Coal Reserves of Kentucky, LLC to Western Diamond LLC, dated September 19, 2006, recorded in DB 363, p. 428).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owner dated February 9, 2011.
VOGUE — SUNNYSIDE (Part) — GAME PRESERVE — PARADISE #9
(Muhlenberg County)
I. Owners — Surface/Coal Mining Rights/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 1,732 acres and an undivided 50% interest in an additional 1,376 acres in the Vogue — Pond River Levee & Earles Areas, including all oil and gas and other minerals and the mining and mineral rights and privileges related thereto; and (ii) 4,782 acres in Gibralter Surface Area (Sunnyside) (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated March 30, 2007, recorded in DB 527, p. 118, as corrected by Deed of Correction dated September 30, 2007, recorded in DB 531, p. 213 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011), LESS AND EXCEPT so much thereof conveyed to Western Leasing, Inc. by Quitclaim Deed dated January 25, 2010, of record in Deed Book 546, Page 279, in the office of the Clerk of Muhlenberg County, Kentucky.

II. Owners — Surface Mining Operations/Coal Mining Rights/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: 50 acres of surface mining operations and access rights, coal mining rights and privileges, including all oil and gas and other minerals, all regarding Paradise #9 (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated March 30, 2007, recorded in DB 527, p. 118, as corrected by Deed of Correction dated September 30, 2007, recorded in DB 531, p. 213 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Owners — Coal/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 2,854 acres of #9 seam coal and all seams of coal above #9 seam in the Vogue — Pond River Levee & Earles Areas; (ii) 548 acres of #9 seam coal and all coal above #9 seam in the Game Preserve B & C Area; (iii) 803 acres of all #9 seam coal regarding Paradise #9; and (iv) all oil and gas and other minerals underlying said coal tracts and the mining and mineral rights and privileges related thereto (per Deed from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated March 30, 2007, recorded in DB 527, p. 118, as corrected by Deed of Correction dated September 30, 2007, recorded in DB 531, p. 213 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
IV. Sub-Lessees — Surface/Coal: Western Land Company, LLC and Western Mineral Development, LLC: an undivided 1/2 interest in (i) 1,003 acres of leased surface; and (ii) 2,781 acres of #9, #11, #12, #13 and #14 seam coal, which is leased by Assignor pursuant to “Martin” lease dated August 19, 1958, recorded in DB 254, p. 349 (per Partial Assignment and Assumption of Surface and Mineral Leasehold Estate from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated March 30, 2007, recorded in DB 527, p. 161 and Assignment of Partial Lease Interest from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
V. Owner — Easement for Surface Mining: Western Land Company, LLC: easement to conduct surface mining on 50 acres in Muhlenberg County (per Deed of Easement from Central States Coal Reserves of Kentucky, LLC to Western Land Company, LLC, dated March 30, 2007, recorded in DB 527, p. 153).
VI. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owners and lessees dated February 9, 2011.
WARDEN (Part)
(Ohio County)
I. Lessee — Surface/Coal: Ceralvo Holdings, LLC: all leased surface and #9 and #14 coal seams and the surface and coal mining rights appurtenant thereto which is leased by Assignor pursuant to “Carter/Harrel Heirs Lease” dated May 21, 1977, a short form of which is recorded in DB 223, p. 833 (per Assignment and Assumption of Coal Lease Agreement (Carter/Harrel Heirs

(Warden Area) from Cypress Creek Land Resources, LLC, dated March 31, 2008, recorded in DB 373, p. 210).
II. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Sublease from the above-referenced lessee dated February 9,2011.
WEST FORK — MIDWAY (Part) - BEN’S LICK — CENTRAL GROVE
MCHENRY — ROCKPORT (Part) — KEN WYE
(Ohio County)
I. Owners — Surface/Coal Mining Rights/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 4,999 acres and an undivided 95% interest in an additional 21 acres in West Fork and Midway; (ii) 691 acres in Ben’s Lick and Central Grove Church Areas; (iii) 2,041 acres and an undivided 2/3 interest in an additional 116 acres in the area south of Ky. Hwy 62, north of Western Kentucky Parkway and west of U.S. Hwy. 231 (“3 Highways”) (McHenry Area and part of Rockport Area); (iv) 512 acres in Ken Wye Surface Area; and (v) including all oil and gas and other minerals and the mining and mineral rights and privileges related thereto (except regarding the Ken Wye Surface Area) (per Deed from Central States Coal Reserves of Kentucky, LLC, Beaver Dam Coal Company, LLC, Ohio County Coal Company, LLC and Grand Eagle Mining, Inc. to Western Land Company, LLC, dated March 30, 2007, recorded in DB 367, p. 1 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
II. Owners — Coal/Oil & Gas: Western Land Company, LLC and Western Mineral Development, LLC: (i) 6,575 acres and a partial interest in an additional 413 acres of coal above #9 seam in the West Fork and Midway Areas; (ii) 865 acres of all coal owned in Ben’s Lick and Central Grove Church Area; (iii) 4,347 acres and an undivided 2/3 interest in an additional 116 acres of all coal owned in 3 Highways (McHenry/pt. Rockport) Area; and (iv) including all oil and gas and other minerals and the mining and mineral rights and privileges related thereto (per Deed from Central States Coal Reserves of Kentucky, LLC, Beaver Dam Coal Company, LLC, Ohio County Coal Company, LLC and Grand Eagle Mining, Inc. to Western Land Company, LLC, dated March 30, 2007, recorded in DB 367, p. 1 and Special Warranty Deed from Western Land Company, LLC to Western Mineral Development, LLC dated February 9, 2011).
III. Lessee: Armstrong Coal Company, Inc. pursuant to Coal Mining Lease and Sublease from the above-referenced owners dated February 9, 2011.
ADDITIONAL INTERESTS
Surface Lease from Lyman P. and Joyce M. Barnes and Jerry Carson and Zexia Barnes Bishop to Armstrong Coal Company, Inc., a Delaware corporation, dated February 14, 2008, a short form of which is of record in Deed Book 372, Page 582, in the Office of the Clerk of Ohio County, Kentucky.

Deed from Daniel Bell and Melissa Bell (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated July 8, 2010, of record in Deed Book 385, Page 57, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Richard Lee Brown and Doris A. Brown (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated December 16, 2010, of record in Deed Book 387, Page 167, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Kenneth H. Brown and Cynthia S. Brown (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated October 8, 2010, of record in Deed Book 386, Page 279, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Kenneth H. Brown and Cynthia S. Brown (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated October 8, 2010, of record in Deed Book 386, Page 282, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Edgar H. Duncan and Bernice H. Duncan (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated March 8, 2010, Deed Book 383, Page 225, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Anna Laura Dortch (widow) to Armstrong Coal Company, Inc., a Delaware corporation, dated October 13, 2010, of record in Deed Book 386, Page 349, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Delois Jane Geary (unm.) and Mary Etta Hurst, formerly Mary Etta Geary, and Ronald Hurst (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated March 19, 2008, of record in Deed Book 373, Page 514, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Glendale James and Wanda James (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated September 12, 2010, of record in Deed Book 386, Page 286, in the Office of the Clerk of Ohio County, Kentucky.
General Warranty Deed from Charles and Brenda Jarvis (husband and wife), Leon and Cathy Hardison (husband and wife) and Ronald and Martha Dame (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated March 19, 2008, of record in Deed Book 373, Page 510, in the Office of the Clerk of Ohio County, Kentucky.
Quitclaim Deed from CSX Transportation, Inc., a Virginia corporation, to Armstrong Coal Company, Inc., a Delaware corporation, dated December 8, 2009, of record in Deed Book 382, Page 155, in the Office of the Clerk of Ohio County, Kentucky.

Deed from Kathy Ann Shelton and William Todd Shelton (wife and husband) to Armstrong Coal Company, Inc., a Delaware corporation, dated December 16, 2010, of record in Deed Book 387, Page 162, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Dennis and Deborah Farris (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated May 20, 2010, a short form of which is of record in Lease Book 189, Page 212, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Bradford and Miranda Luppino (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated November 12, 2010, a short form of which is of record in Deed Book 386, Page 698, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Young Manufacturing Company, Inc. to Armstrong Coal Company, Inc., a Delaware corporation, dated August 30, 2010, a short form of which is of record in Deed Book 385, Page 689, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Randal Schultz (unm.), Sandra G. Schultz (widow), Kenneth Schultz and Patricia Schultz (husband and wife) and Tammy Gaddis (unm.) to Armstrong Coal Company, Inc., a Delaware corporation, dated November 24, 2008, of record in Deed Book 377, Page 134, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Agnes Tanner and Forrest Tanner (wife and husband), Wendell Lynch (unm.), Donald Stone and Toni Stone (husband and wife), Robert Stone (unm.), E. T. Jones and Ann Jones (husband and wife), Dorothy Cook and Robert Cook (wife and husband), Iven Jones (unm.), Wilbur Jones and Phyllis Jones (husband and wife), Jerry Jones and Vadis Jones (husband and wife), David Jones and Janis Jones (husband and wife), Earl Jones and Mary Jones (husband and wife), Carroll Jones and Peggy Jones (husband and wife), Paul Jones and Cherie Jones (husband and wife), Janice Ziemba (unm.), Patricia Faye Cundiff and David Cundiff (wife and husband), Pearlie Arnold (widow), Charles W. Lynch and Margaret Lynch (husband and wife) and William Ray Lynch (unm.) to Armstrong Coal Company, Inc., a Delaware corporation, dated October 23, 2008, of record in Deed Book 376, Page 395, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Norman Spring and Charline Spring (husband and wife) and Tammy Harris and Keith Harris (wife and husband) to Armstrong Coal Company, Inc., a Delaware corporation, dated November 19, 2008, of record in Deed Book 376, Page 630, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Nina A. Schultz (widow), Monica Fay LeCompte and James Michael LeCompte (wife and husband), Glenn T. Schultz, Jr. and Brenda Schultz (husband and wife), Karla Kristianna Canan (unm.), Sharon Smitha (unm.) and Charles E. Schultz and Angela Schultz (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated November 19, 2008, of record in Deed Book 376, Page 633, in the Office of the Clerk of Ohio County, Kentucky.

Deed from Maxie E. Schultz and Charlotte Schultz (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated November 19, 2008, of record in Deed Book 376, Page 639, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Betty R. Craig Trust to Armstrong Coal Company, Inc., a Delaware corporation, dated July 17, 2008, a memorandum of which is of record in Deed Book 376, Page 580, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Bertha S. Grider (widow), Joe Brent Grider, Jr., Jessica Gwenlyn, Amanda Westerfield, and Joe Brent Grider to Armstrong Coal Company, Inc., a Delaware corporation, dated March 17, 2008, a memorandum of which is of record in Deed Book 373, Page 490, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Allen Gray Limited Partnership III, an Illinois limited partnership, to Armstrong Coal Company, Inc., a Delaware corporation, dated August 12, 2010, a memorandum of which is of record in Deed Book 385, Page 434, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Allen Gray Limited Partnership II, an Illinois limited partnership, and Allen Gray Limited Partnership III, an Illinois limited partnership, to Armstrong Coal Company, Inc., a Delaware corporation, dated August 12, 2010, a memorandum of which is of record in Deed Book 385, Page 439, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Allen Gray Limited Partnership III, an Illinois limited partnership, to Armstrong Coal Company, Inc., a Delaware corporation, dated August 12, 2010, a memorandum of which is of record in Deed Book 385, Page 429, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Joseph L. Ralph and Rose A. Ralph (husband and wife) to Armstrong Coal Company, Inc., a Delaware corporation, dated May 20, 2010, a memorandum of which is of record in Lease Book 189, Page 207, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Joe Michael Barnard and Kristina M. Barnard (husband and wife), Richard L. Hocker (unm.), John W. Hocker and Janet R. Hocker (husband and wife) and Ruth Ann Hocker Szymanski and Conrad Szymanski (wife and husband) to Armstrong Coal Company, Inc., a Delaware corporation, dated August 3, 2010, a memorandum of which is of record in Deed Book 385, Page 338, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Hazel Birchwell (widow) to Armstrong Coal Company, Inc., a Delaware corporation, dated February 22, 2010, a memorandum of which is of record in Deed Book 383, Page 198, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Mark Little and Janis Little to Armstrong Coal Company, Inc., a Delaware corporation, dated July 17, 2008, a memorandum of which is of record in Deed Book 376, Page 576, in the Office of the Clerk of Ohio County, Kentucky.

Special Warranty Deed from Cyprus Creek Land Company, a Delaware corporation, to Armstrong Coal Company, Inc., a Delaware corporation, dated June 19, 2009, of record in Deed Book 381, Page 467, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Angela Danielle Jones and David C. Jones, Felicia Leigh-Ann Hughes and Pamela Gabrielle Fowler, to Armstrong Coal Company, Inc., dated March 7, 2008, to be recorded.
Roadway Lease by Cloyd R. Mellot to Armstrong Coal Company, Inc., dated January 1, 2009, a Short Form of which is of record in Miscellaneous Book 68, Page 406, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Dennis H. Woods and Brenda Woods and Damien L. Brown and Deborah Brown to Armstrong Coal Company, Inc., dated effective as of October 2, 2008, a short form of which is of record in Deed Book 388, Page 522, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from James Jones and Lola Jones to Armstrong Coal Company, Inc., dated May 14, 2010, a short form of which is of record in Lease Book 189, Page 202, as amended by instrument of record in Deed Book 387, Page 649, both, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Daisy Curtis Scroggins to Armstrong Coal Company, Inc., dated March 7, 2008, a short form of which is of record in Deed Book 388, Page 595, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Sue Hughes Bartlett to Armstrong Coal Company, Inc., dated March 7, 2008, a short form of which is of record in Deed Book 387, Page 752, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Gerald Wayne Powers and Linda Powers to Armstrong Coal Company, Inc., dated December 3, 2009, a short form of which is of record in Deed Book 387, Page 637, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Michelle L. Queen to Armstrong Coal Company, Inc., dated September 30, 2009, a short form of which is of record in Deed Book 387, Page 631, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from William Todd Paul to Armstrong Coal Company, Inc., dated September 30, 2009, a short form of which is of record in Deed Book 388, Page 691, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from William A. Holladay to Armstrong Coal Company, Inc., dated September 30, 2009, a short form of which is of record in Deed Book 387, Page 708, in the Office of the Clerk of Ohio County, Kentucky.

Coal Mining Lease from John Brown, Jr. and Patricia Brown to Armstrong Coal Company, Inc., dated January 2, 2008, a short form of which is of record in Deed Book 387, Page 643, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Noel D. Cavendar, Rhonda D. Cavender, Cheryl Ann Lacefield and Garry Dale Lacefield, to Armstrong Coal Company, Inc., dated April 13, 2009, a short form of which is of record in Deed Book 387, Page 625, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Glenn W. Danks, Ronald A. Danks, Clyde Richard Danks, Kelly Richard Danks, Phillip Andrew Danks, Michael Edgar Danks and Melissa Ann Danks Sandberg to Armstrong Coal Company, Inc., dated April 15, 2010, a short form of which is of record in Deed Book 387, Page 652, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Bertha S. Grider, Carolyn M. Casteel, Parent and Agent of and for Katlin M. Grider and John M. Grider, minors, and Timothy Casteel to Armstrong Coal Company, Inc., dated March 18, 2009, a memorandum of which is of record in Deed Book 387, Page 738, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Timothy and Mary Stenberg to Armstrong Coal Company, Inc., dated June 1, 2010, a short form of which is of record in Deed Book 387, Page 618, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease from Warren C. Roe, Josephine Roe, Joseph Michel Roe and Sara Kelly Roe to Armstrong Coal Company, Inc., dated March 7, 2008, a memorandum of which is of record in Deed Book 387, Page 743, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease by Cyprus Creek Land Company, LLC and Cyprus Creek Land Resources, LLC to Armstrong Coal Company, Inc., dated as of February 1, 2010, a short form of which is of record in Deed Book 387, Page 714, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease by Cyprus Creek Land Company, LLC and Cyprus Creek Land Resources, LLC to Armstrong Coal Company, Inc., dated as of December 30, 2010, a short form of which will be recorded in the Office of the Clerk of Muhlenberg County, Kentucky.
Corporation Special Warranty Deed from Cyprus Creek Land Company to Armstrong Coal Company, Inc., dated March 3, 2011, of record in Deed Book 389, Page 776, in the Office of the Clerk of Ohio County, Kentucky.
Corporation Special Warranty Deed from Cyprus Creek Land Company to Armstrong Coal Company, Inc., dated March 3, 2011, of record in Deed Book 389, Page 781, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Minda G. Pearson to Armstrong Coal Company, Inc., dated April 1, 2011, of record in Deed Book 389, Page 265, in the Office of the Clerk of Ohio County, Kentucky.

Deed from Minda G. Pearson to Armstrong Coal Company, Inc., dated April 1, 2011, of record in Deed Book 389, Page 268, in the Office of the Clerk of Ohio County, Kentucky.
Deed from Kathy Ann Shelton and William Todd Shelton, husband and wife, to Armstrong Coal Company, Inc., dated May 27, 2011, of record in Deed Book 390, Page 427, in the Office of the Clerk of Ohio County, Kentucky.
Coal Mining Lease by Emogene S. Martin, a widow, to Armstrong Coal Company, Inc., dated June 27, 2011, a short form of which will be recorded in the Office of the Clerk of Union County, Kentucky.